THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

Discovery Premier Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2021

Supplement dated April 4, 2022
This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement updates certain information contained in the Prospectus for insurance products issued by The Prudential Insurance Company of America. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to update the following information in the current prospectus, effective April 1, 2022.

PROSPECTUS CHANGES

In the section entitled “Service Providers” (page 43), the following is added as the third paragraph:

Prudential Retirement Insurance and Annuity Company (“PRIAC”) and The Prudential Insurance Company of America entered into an administrative services agreement as part of a reinsurance arrangement to provide certain record keeping and compliance services for the Discovery Premier Group Retirement Annuity.  PRIAC is indirectly compensated for its record keeping services through the terms of the reinsurance treaty.  PRIAC is a Connecticut domiciled insurance company with its principal place of business at 280 Trumbull Street, Hartford, CT 06103.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2021-PROSUPP-17-DP